UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2006

BADGER STATE ETHANOL, LLC

(Exact name of registrant as specified in its charter)

Wisconsin	333-50568	39-1996522
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

820 West 17th Street Monroe, WI		53566
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (608) 329-3900

Not Applicable

(Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In a letter to the Chairman of the Board dated April 18, 2006, Don Endres announced his resignation from the Board of Directors of Badger State Ethanol, LLC, effective immediately.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BADGER STATE ETHANOL, LLC

By:	/s/ Gary L. Kramer
Gary L. Kramer
President and General Manager

Date:  April 24, 2006